SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                          EVERGREEN MONEY MARKET FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                                  (the "Funds")


         Effective March 1, 2001, the section describing Class B shares under the heading "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU" in each Fund's prospectus is revised to reflect that the dealer allowance is changed to 5.00%. There will be no change to the maximum deferred sales charge schedule and the 12b-1 fees.



March 1, 2001                                                  557216  (3/01)